OPERATING LEASES - Additional Information (Details) $ in Millions	12 Months Ended
Dec. 31, 2020 USD ($) vessel carrier tanker
Leases [Abstract]
Number of vessels upgraded	14
Number of container vessels being upgraded	5
Number of capesize bulk carriers being upgraded | carrier	7
Number of suezmax tankers being upgraded | tanker	2
Number of container vessels accounted for as direct financing leases upgraded	3
Income from cost savings agreement | $	$ 3.9